UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2008

First Advantage Bancorp
(Exact name of registrant as specified in its charter)

Tennessee	001-33682	26-0401680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Madison Street, Clarksville, Tennessee	37040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (931) 522-6176

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2008, First Advantage Bancorp, the holding company for First Federal Savings Bank, reported its results of operations for the quarter and year ended December 31, 2007.

For additional information, reference is made to press release dated February 15, 2008, which is included as Exhibit 99.1 hereto and is furnished herewith. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by First Advantage Bancorp dated February 15, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Advantage Bancorp (Registrant)
February 15, 2008 (Date)	/s/ EARL O. BRADLEY, III Earl O. Bradley, III Chief Executive Officer

Exhibit Index
99.1	Press release dated February 15, 2008